UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2024

MeridianLink, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40680	82-4844620
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3560 Hyland Avenue, Suite 200
Costa Mesa, CA 92626
(Address of principal executive offices and Zip Code)
(714) 708-6950
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MLNK	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On March 18, 2024, MeridianLink, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other things, the appointment of Laurence E. Katz to the Company’s Board of Directors (the “Board”) with an expected effective date of April 1, 2024. At the time of that filing, the Board had not yet determined an effective date of Mr. Katz’s appointment to the Board. On April 9, 2024, the Board appointed Mr. Katz to the Board, effective May 1, 2024. Consistent with the original disclosure, Mr. Katz commenced his employment as the Company’s Chief Financial Officer on April 1, 2024. The Company is filing this Amendment No. 1 on Form 8-K/A to amend Item 5.02 of the Original Form 8-K to correct the effective date of Mr. Katz’s appointment to the Board. Except as described below, all other information in the Original Form 8-K remains unchanged.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) (d)    Appointment of Laurence E. Katz as Chief Financial Officer and Director

As previously reported on the Original Form 8-K, on March 18, 2024, the Company announced that the Board had appointed Laurence E. Katz, age 54, as the Company’s Chief Financial Officer, effective upon the commencement of his employment on April 1, 2024.

On April 9, 2024, the Board appointed Laurence E. Katz as a class I director of the Board, effective May 1, 2024. The term of the Company’s class I directors, including Mr. Katz, expires on the date of the Company’s annual meeting of stockholders to be held in 2025 or upon the election and qualification of successor directors.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIDIANLINK, INC.
Date: April 12, 2024
	By:	/s/ Nicolaas Vlok
Nicolaas Vlok
Chief Executive Officer